UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2024

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO  80303

(Address of Principal Executive Offices)

(303) 500-3210

(Registrant’s Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company /X/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /X/

Item 1.01 Entry into a Material Definitive Agreement

On October 29, 2024, BlackStar Enterprise Group, Inc. ("BEGI", "BlackStar", or the "Company") entered into a proposed settlement for purchase of $861,539.26 of debt owed to BlackStar's creditors. Under the terms of the Settlement Agreement and Stipulation ("Settlement Agreement") discussed below, Continuation Capital, Inc. ("CCI") agreed to purchase the bona fide and outstanding and unpaid creditor claims in exchange for shares of BlackStar's common stock in a State court approved transaction in compliance with the terms of Section 3(a)(10) of the Securities Act of 1933, as amended. The Settlement Agreement was subject to the State court fairness hearing pursuant to the requirements of Section 3(a)(10) of the Securities Act of 1933, as amended, and was approved on October 30, 2024. Enclave Capital LLC ("Enclave") acted as placement agent and secured Continuation Capital, Inc., a Delaware corporation, as a purchaser for BlackStar's debt.

If satisfied in full, pursuant to the Settlement Agreement, the Company shall reduce the Company's debt obligations in exchange for the issuance of shares of Company's common stock to CCI at a discount off the market price as disclosed in the Settlement Agreement, in one or more tranches, pursuant to the terms of section 3(a)(l0) of the Securities Act of 1933, as amended. The Settlement Agreement allows Continuation Capital to purchase debt that we owe to our creditors through direct purchase of the debts from our creditors and convert such debt into shares of our common stock at a reduction of forty-two and a half percent (42.5%) off the lowest closing sale price for twenty (20) trading days as disclosed in the Settlement Agreement prior to the date of conversion for each tranche of debt purchased. Upon closing, the Company will immediately issue 60,200,000 freely trading shares pursuant to Section 3(a)(10) of the Securities Act to CCI.

The Settlement Agreement contains a condition that Continuation Capital, Inc., will not be allowed to hold more than 4.99% of BlackStar's issued and outstanding common stock at any time. Pursuant to the Settlement Agreement, for the liabilities purchased by Continuation Capital, Inc., we may issue shares of our common stock pursuant to an exemption from registration afforded by Section 3(a)(l0) of the Securities Act of 1933 to Continuation Capital, Inc. No relationship exists between the Company and CCI or Enclave, other than by entry into the agreement discussed herein.

The foregoing is a summary of the terms of the Settlement Agreement and are qualified in their entirety by the Settlement Agreement that is attached hereto and incorporated herein as Exhibit 10.1. The Order Granting Approval of the Settlement Agreement is attached as Exhibit 10.2.

Item 3.02 Unregistered Sales of Equity Securities

Although the debt will be exchanged for shares of common stock in tranches, it is foreseeable that the total number of securities issued in the 3(a)(10) transaction will exceed 5% of the current outstanding securities. The Company and CCI executed the Settlement Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by section 3(a)(10) of the Securities Act of 1933, as amended. CCI understands that the Securities are being offered for exchange in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and CCI's compliance with, the representations, warranties, agreements, acknowledgments and understandings of CCI set forth in the Settlement Agreement in order to determine the availability of such exemptions and the eligibility of CCI to acquire the Securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.

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The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 5, 2024, the Company issued a press release entitled "Blockchain Technology Company BlackStar Secures Institutional Investor for Debt Repayment, Seeks Valuation and Eyes Revenue Possibilities Through IP Licensing" A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Settlement Agreement
10.2	Order Approving Settlement Agreement
99	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKSTAR ENTERPRISE GROUP, INC.

By: /s/ Joseph Kurczodyna

_____________________________________________

Joseph Kurczodyna, Chief Executive Officer

Date: November 5, 2024

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